SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 1, 2001


                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

         Virginia                         0-16751                 54-1443350
(State of Incorporation)          (Commission File Number)      (IRS Employer
                                                             Identification No.)
                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

         Pursuant to Regulation FD, information is being furnished below with respect to a presentations to be made by Mr. James S. Quarforth, Chairman and Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings.

         This presentation provides an overview of NTELOS' strategy, transactions and performance through the fourth quarter of 2000. Included are statistical reviews of our core services, (digital PCS, Internet, and local telephone service) with updated digital PCS customer information.

         The   presentation   is   available   on  the   company's   website  at
         www.ntelos.com.

NTELOS

Photo of products and customers.

NTELOS

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, and Portions of Pennsylvania

The Transactions
--------------------------------------------------------------------------------

--------------------------------     -----------------------------------     --------------------------------
|                              |     |                                 |     |     Divestiture of           |
|       Preferred Stock        |     |        Debt Financing           |     |     Non-Core Assets          |
|  o $225MM from Welsh Carson  |     | o $325MM Senior Credit Facility |     | o Directory assistance       |
|  o $25MM from MSDW           |     | o $375MM Senior and             |     | o Communications towers      |
|                              |     |   Subordinated Notes            |     | o Additional non-core assets |
--------------------------------     -----------------------------------     --------------------------------
                  |                                 |      $700MM                     |
                  |                                 |                                 |
                  |       $250MM               ----------------    $60MM +            |
                  |                            |              |                       |
                  -----------------------------|    NTELOS    |------------------------
                  |                            |              |               Up to   |
                  |     $408.6MM +             ----------------               $250MM  |
                  |  Asset Swaps +                   |           3.7MM                |
                  |  Assumed Leases                  |           shares               |
------------------------------------   ----------------------------------    ---------------------------------------
|          Richmond-Norfolk        |   |                                |    |                                     |
|          PCS Acquisition         |   |      R&B Communications        |    |        VA and WVA PCS               |
|  o $408.6MM cash                 |   |            Merger              |    |        Alliance Recap               |
|  o Swap cellular assets of RSA 5 |   | o Stock-for-stock              |    | o Inter-company loan                |
|    and RSA 6                     |   | o Long-time partner in all key |    | o Refinance credit facilities       |
|  o Assume $20MM in capital leases|   |   businesses                   |    | o Pro forma ownership               |
|  o Contiguous PCS footprint      |   | o Consolidate ownership of PCS |    |   o 91.1% of Virginia Alliance      |
|                                  |   |   Alliances                    |    |   o 78.9% of West Virginia Alliance |
------------------------------------   ----------------------------------    ---------------------------------------

Established Regional ICP
--------------------------------------------------------------------------------

Invested Capital
----------------
($MM)

[Graph]

        PCS     Other   Total
        ---     -----   -----
1996    98.1    21.0    119.1
1997    68.1    22.2    90.3
1998    63.6    20.8    84.4
1999    61.5    43.6    105.1
2000E   55.0    45.0    100.0


Customer Base
-------------
(000s)

[Graph]

         PCS       ILEC/CLEC      Internet
      Subscribers  Access Lines   Subscribers   Total
      ----------   ------------   -----------   -----
1995                  41.7                      41.7
1996                  43.4           0.3        43.7
1997     23.8         45.5           4.8        74.1
1998     69.8         48.9           8.7       127.4
1999    122.1         59.3          47.3       228.7
2000    168.4         72.5          62.9       303.8

Richmond-Norfolk PCS Acquisition and AT&T Swap
--------------------------------------------------------------------------------
Expanding PCS footprint

o  Richmond-Norfolk PCS
     -  Rationale:
        o  Expansion of ICP footprint to adjacent market
        o  Increase on-net traffic with end-to-end connectivity
        o  42 company-owned distribution outlets
     -  Key operating metrics:
        o  3.0MM pops (20 MHz)
        o  83% covered
        o  87,684 subscribers
     -  Seamless integration

o  AT&T Swap - definitive agreement with AT&T to swap licenses in PA
     -  2.5MM new pops (10-15 MHz)
     -  No build-out requirement


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing regions with:

Alliances and NTELOS (5.5MM pops)
Richmond-Norfolk PCS (3.0MM pops)
AT&T Swap (2.5MM pops)

R&B Communications Merger
--------------------------------------------------------------------------------
Unifying companies with similar footprint and products

o  R&B Communications Overview
     -  Member of the VA and WV PCS Alliances (26% and 34%)
     -  12,300 ILEC access lines
     -  5,935 CLEC access lines
     -  2,146 Internet customers

o  PCS Alliances
     -  First CDMA provider in central and western VA and WV
     -  91.1% pro forma interest in VA Alliance
     -  78.9% pro forma interest in WV Alliance


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing regions with:

NTELOS CLEC Service Area
R&B CLEC Service Area
NTELOS ILEC
R&B ILEC

Pro Forma Service Footprint
--------------------------------------------------------------------------------


           PCS
-----------------------------
o  11,032,828 PCS pops
o  168,436 PCS subscribers
o  698 cell sites

          Wireline
-----------------------------
o  51,959 ILEC access lines
o  20,545 CLEC access lines
o  1,500 route miles
o  62,916 Internet subscribers


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, Portions of Tennessee, and Portions of Kentucky showing regions with:

PCS, CLEC and Internet
PCS & ISP
PCS
Richmond-Norfolk PCS
CLEC and ISP
ILEC
AT&T Swap

Transition and Integration - Virginia East (Former PrimeCo)
--------------------------------------------------------------------------------

o  Transition Management
   -  Transition Teams Created
   -  Detailed Schedule of Activities Developed
   -  Strong Project Management

o  Project Status-On Schedule
   -  Organizational Integration Completed
   -  Functional Transition Completed For:
      .  Human Resources
      .  Inside Sales
      .  Purchasing
      .  Branding Campaign
      .  New Service Plans

Transition and Integration - Virginia East (Former PrimeCo)
--------------------------------------------------------------------------------


o  December 31, 2000 Milestone (Achieved)
   -  Customer Care Transition
   -  Fraud Management Transition

o  September 1, 2001 Milestone
   -  Point of Sale/RMS Inventory
   -  Pre-Pay Platform
   -  Billing Conversion
   -  Over-the-Air Activation

New Customer Care Center - Portsmouth VA
--------------------------------------------------------------------------------


o  Shell Renovations began Oct. 4

o  Phased Construction
   -  Training Rooms
   -  Rep Work Areas

o  Team Recruited - 117 Employees

o  Training
   -  Basic Customer Care
   -  Company Philosophy
   -  Products/Pricing/Billing

o  Operational Status Dec. 4
   -  Now taking 100% of VA East calls

o  Future Training to focus on ICMS Billing Conversion

Pictures of Customer Care Center

Transition and Integration - R&B Communications
--------------------------------------------------------------------------------


o  Transition Management
   -  Similar Management Approach as Utilized with Virginia East
   -  Strong Cultural Match

o  Project Status
   -  Organizational Integration Completed
   -  Transition Schedule Developed

o  Future Milestone
   -  Branding Campaign - 3/31/01
   -  Product/Pricing Standardization - 3/31/01
   -  HR Payroll Integration - 5/1/01
   -  Begin System Integration Planning - 7/1/01
   -  Complete System Integration - 4/1/02
   -  Complete Operational Integration - 4/1/02

Fiber Network Expansion
--------------------------------------------------------------------------------

o  Fiber construction and swap activities
   -  1,500 route miles
   -  32,000 fiber route miles
   -  Charlottesville to Richmond to Norfolk planned in 2001

o  Connectivity to major cities

o  Best-in-class equipment
   (Lucent, Nortel, Siemens/Corning)

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing Fiber Network expansion plans at:

  End of year 1999
  Early 2001
  Planned

Pro Forma PCS Statistics

Subscribers
-----------
(000s)

[Graph]
                     Richmond-
        Alliances   Norfolk PCS    Total
        ---------   -----------    -----
1Q 99     19.1        68.6          87.7
2Q 99     24.2        73.7          97.9
3Q 99     30.5        74.9         105.4
4Q 99     43.3        78.9         122.2
1Q 00     55.2        86.4         141.6
2Q 00     63.5        88.0         151.5
3Q 00     69.4        88.3         157.7
4Q 00     80.7        87.7         168.4

Revenues and EBITDA
-------------------
($ MMs)

[Graph]

        EBITDA   Revenues
        ------   --------
1Q 99   (9.6)      15.1
2Q 99   (8.0)      16.6
3Q 99   (5.7)      17.2
4Q 99   (8.9)      19.6
1Q 00   (8.9)      21.2
2Q 00   (4.7)      23.8
3Q 00   (5.7)      23.9

Pro Forma PCS Statistics
--------------------

Cost of Acquisition
-------------------

Cost of Acquisition (per gross add) (1)

                       1Q 00      2Q 00      3Q 00
                       -----      -----      -----
Virginia East         $279.15    $308.30    $325.05
Virginia West          431.18     320.24     424.22
West Virginia          317.24     413.65     399.85
                      -------    -------    -------
           Total:     $326.68    $337.62    $368.54

EBITDA

                        1Q 00      2Q 00      3Q 00
                        -----      -----      -----
Virginia East         $(2,143)     $ 712     $ (682)
Virginia West          (3,469)    (2,739)    (2,886)
West Virginia          (3,255)    (2,651)    (2,142)
                       -------    -------    -------
           Total:     $(8,867)   $(4,678)   $(5,710)

Pre-Marketing EBITDA (2)

                       1Q 00      2Q 00      3Q 00
                       -----      -----      -----
Virginia East         $ 3,306    $ 5,012    $ 4,325
Virginia West            (385)       380        713
West Virginia            (870)      (303)        90
                      --------   --------   -------
           Total:     $ 2,051    $ 5,089    $ 5,128

(1) Cost of acquisition includes handset subsidy, marketing costs, advertising cost, sales commissions and sales management costs.

(2)  Pre-Marketing EBITDA is EBITDA before costs of acquisition.


Pre- Marketing EBITDA
---------------------
(000s)

[Graph]

           Pre-Marketing
              EBITDA         EBITDA
              ------         ------
1Q 00         (8.90)         2.10
2Q 00         (4.70)         5.10
3Q 00         (5.70)         5.10

PCS Operating Strategy
--------------------------------------------------------------------------------

o  Own and control licenses, network, distribution channels and brand

o  Focus on in-region market niche with localized marketing
     -  Intra-regional "one-rate" plans (88-94% of subscribers)
     -  National "one-rate" (6-12% of subscribers)

o  Expand robust digital CDMA PCS network

o  Emphasize customer service via consolidated selling effort and single bill

o  Target attractive markets
     -  Individual - convenience users in the 25-45 age group
     -  Business - regional small to medium sized businesses

PCS Spectrum and Market Coverage
--------------------------------------------------------------------------------

                                             Digital
    Company              Service           Launch Date      Spectrum      Market
    -------              -------           -----------      --------      ------
     NTELOS           CDMA Digital             1996        10 -40 Mhz        8
                           PCS
  Sprint PCS          CDMA Digital           1Q 1999      10 - 30 Mhz      8(1)
                           PCS
  Triton/AT&T         TDMA Digital           1Q 1999      10 - 30 Mhz        5
                           PCS
    ALLTEL           Digital/Analog         Incumbent        25 Mhz          6
                        Cellular           WL Cellular
    Verizon          Digital/Analog         Incumbent        25 Mhz          3
                        Cellular           WL Cellular
  US Cellular        Digital/Analog          2Q 1998         25 Mhz          4
                        Cellular

Note: (1) Includes wholesale agreements in six NTELOS markets

Wireline Overview
------------------
100% digital platform with best-in-class equipment


            CLEC
            ----
o  20,545 business access lines
o  9 markets; 11 COs
o  Interconnection agreements in
   VA, WV and TN with Sprint and
   Bell Atlantic/GTE


   Internet                          ILEC
   --------                          ----
o  62,916 customers      o  51,959 residential/business
o  60 markets               access lines
o  Dial-up access        o  Leading ILEC service provider in VA
o  DSL in 16 markets

Focused Wireline Service Area
--------------------------------------------------------------------------------

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing regions with:

CLEC
ILEC

Integrated CLEC Operating Strategy
--------------------------------------------------------------------------------

o  Hybrid facilities-based/ "smart-build" strategy
     -  Leverage our fiber optic network and ILEC switching platform
     -  Remote switching in COs

o  Target businesses through a direct sales strategy

o  Bundle local service with long distance, DSL and digital PCS
     -  PCS service emphasized

o  Leverage local brand name recognition and strong customer service

o  Focus on long-term, sustainable revenues

Pro Forma CLEC Statistics
--------------------------------------------------------------------------------

Business Access Lines
---------------------
($000s)

[Graph]

      NTELOS    R&B
       Lines   Lines  Total
       -----   -----  -----
1Q 99   0.9     1.6    2.5
2Q 99   2.3     2.6    4.9
3Q 99   4.0     3.1    7.1
4Q 99   5.8     4.0    9.8
1Q 00   8.9     4.4   13.3
2Q 00   12.4    5.0   17.4
3Q 00   13.2    5.0   18.2
4Q 00   14.6    5.9   20.5


Revenues and EBITDA
-------------------
($000s)

[Graph]

       EBITDA     Revenues
       ------     --------
1Q 99   (295)        647
2Q 99   (404)        884
3Q 99   (334)      1,132
4Q 99   (501)      1,453
1Q 00   (486)      2,013
2Q 00   (820)      2,180
3Q 00   (764)      2,245

Favorable ILEC Regulatory Environment
--------------------------------------------------------------------------------

o  No competition in ILEC markets to date, despite deregulation

o  ILEC operates under small company status, which is lightly regulated

o Virginia State Corporation Commission has taken a progressive stance on supporting the value of rural telephone companies and the role they play in economic development in these regions

o  Process for rate increases is less cumbersome than for large telcos

Pro Forma ILEC Statistics
--------------------------------------------------------------------------------

Access Lines
------------
(000s)

[Graph]

      NTELOS    R&B
       Lines   Lines  Total
       -----   -----  -----
1Q 99   37.1   10.8   47.9
2Q 99   37.3   10.9   48.2
3Q 99   37.5   11.3   48.8
4Q 99   37.9   12.2   50.1
1Q 00   38.3   12.3   50.6
2Q 00   39.1   12.3   51.4
3Q 00   39.4   12.3   51.7
4Q 00   39.7   12.3   52.0



Revenues and EBITDA
-------------------
(000s)

[Graph]

        EBITDA   Revenues
        ------   --------
1Q 99   6,642      9,880
2Q 99   7,024     10,251
3Q 99   6,503     10,054
4Q 99   6,293     10,018
1Q 00   6,407     10,171
2Q 00   6,037     10,072
3Q 00   6,265     10,178

Internet Operating Strategy
--------------------------------------------------------------------------------

o  Broad product offering of fast and reliable services
     -  Offers local dial-up, dedicated and discounted bundled services
     -  All digital network
     -  Web hosting available
     -  Low modem-to-customer ratio (9:1)

o  24/7 customer care

o  High speed data services
     -  Aggressive rollout strategy
     -  DSL: offered in a growing number of markets in four states
     -  Wireless spectrum: LMDS (1.3MM POPs), MMDS (850,000) households

Pro Forma Internet Statistics
-----------------------------


Subscribers
-----------
(000s)

[Graph]

      NTELOS    R&B   Total
      ------    ---   -----
1Q 99    9.1    1.4   10.5
2Q 99   16.7    1.4   18.1
3Q 99   31.6    1.8   33.4
4Q 99   45.7    2.1   47.8
1Q 00   54.4    2.2   56.6
2Q 00   57.0    2.3   59.3
3Q 00   57.6    2.1   59.7
4Q 00   60.8    2.1   62.9



Revenues and EBITDA
-------------------
(000s)

[Graph]

        EBITDA   Revenues
        ------   --------
1Q 99   (249)        630
2Q 99   (325)        921
3Q 99   (249)      1,704
4Q 99     86       2,949
1Q 00     84       3,652
2Q 00    197       4,142
3Q 00    431       4,347

Extensive Retail Distribution Focused on Customer Care
--------------------------------------------------------------------------------

o  Sales force representatives
     -  106 retail
     -  30 business
     -  14 CLEC

o  44 company-owned retail outlets

o  Consolidated customer care centers
   and operations support systems for
   all products
     -  One-call access for all products and services
     -  Consolidated, itemized bill

Photo of retail center.

When Quality Matters
--------------------

Hospitals
---------
o  Augusta Health Care
   -  PRI CLEC Service

o  Rockingham Memorial Hospital
   -  PRI CLEC Service
   -  Private Fiber Network
   -  100 meg Circuit
   -  PCS

o  Genesis (1)
   -  PRI CLEC Service
   -  Private Fiber Network

(1) Services contracted to begin in early 2001

Colleges and Universities
-------------------------

o  James Madison University
   -  PRI Service
   -  100 meg Circuits
   -  PCS

o  Eastern Mennonite University
   -  PRI Service
   -  PCS

o  Mary Baldwin College
   -  PRI Service

o  Bridgewater College
   -  T-1 Internet Service
   -  PRI Service

o  Liberty University
   -  PRI Service
   -  PCS

Monthly Revenues over $46,000

Pro Forma Historical Operating Statistics
--------------------------------------------------------------------------------

                          1995        1996         1997        1998        1999
                          ----        ----         ----        ----        ----
Subscribers
   PCS                       -           -       23,758      69,797     122,168
      % Growth               -           -            -      193.8%       75.0%
   Internet                  -         363        4,800       8,659      47,849
      % Growth               -           -     1,222.3%       80.4%      452.6%

Access Lines
   CLEC                      -           -            -       1,688       9,775
      % Growth               -           -            -           -      479.1%
   ILEC                 41,689      43,371       45,495      47,258      50,133
      % Growth              NA        4.0%         4.9%        3.9%        6.1%

Pro Forma Historical Financial Statistics
-----------------------------------------

Revenues
--------
($MM)

[Graph]

                 Wireline/
        PCS      Other
        ---      -----
1995       -     54.6
1996     0.7     62.1
1997    11.3     72.3
1998    36.0     85.0
1999    66.9     98.7


EBITDA
------
($MM)

[Graph]

                 Wireline/
        PCS      Other
        ---      -----
1995       -     26.3
1996   (14.9)    29.5
1997   (28.0)    34.9
1998   (30.5)    39.8
1999   (28.5)    37.6


Capital Expenditures
--------------------
($MM)

[Graph]

                 Wireline/
        PCS      Other
        ---      -----
1995    7.3      15.2
1996    98.1     21.0
1997    68.1     22.2
1998    63.6     20.8
1999    61.5     43.6

Investment Highlights

o  Transactions solidify position as regional PCS / ICP powerhouse

o  Region's first and largest PCS provider utilizing CDMA technology

o  Established, local CLEC and ILEC presence provides stable revenues

o  Internet growth increases bundled service offerings

o  Significant liquidity and financial flexibility

     -  Positive EBITDA
     -  $250MM of new preferred stock
     -  $175MM available at closing under senior credit facility
     -  $100MM+ in non-core assets available for sale

o  Experienced management team

WE URGE INVESTORS AND SECURITY HOLDERS TO READ NTELOS'S REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS RELATING TO THE CFW-R&B MERGER BECAUSE THEY CONTAIN IMPORTANT
INFORMATION. Investors and security holders may obtain a free copy at the Securities and Exchange Commission's web site at www.sec.gov. The documents filed with the Commission by NTELOS may also be obtained for free from NTELOS by directing a request to NTELOS Inc., P. O. Box 1990, Waynesboro, Virginia 22980,
Attn: Investor Relations, telephone: (540) 946-3500. Certain of these documents may also be available on NTELOS' website at www.cfw.com or www.ntelos.com. READ THE DEFINITIVE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NTELOS Inc.
                                        (Registrant)

                                        By:   /s/ Michael B. Moneymaker
                                           ------------------------------
                                           Michael B. Moneymaker
                                           Chief Financial Officer and Senior
                                           Vice President, Treasurer and
                                           Secretary


Date:  February 1, 2001